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Exhibit 99.1

Marketo Enters into Definitive Agreement to be Acquired by Vista Equity Partners for $1.79 Billion

Vista Equity Partners to acquire all outstanding Marketo common stock for $35.25 per share

        SAN MATEO, Calif,—May 31, 2016—Marketo, Inc. (NASDAQ: MKTO), the leading provider of engagement marketing software and solutions, today announced that it has entered into a definitive agreement to be acquired by Vista Equity Partners ("Vista"), a leading private equity firm focused on investments in software, data and technology-enabled businesses.

        The terms of this all-cash deal provide substantial value to Marketo shareholders. Vista will acquire all outstanding shares of Marketo common stock for a total value of approximately $1.79 billion. Marketo shareholders will receive $35.25 in cash per share, representing a 64% premium to the unaffected closing price as of May 9, 2016.

        "After careful consideration and deliberation, our Board of Directors unanimously concluded that the sale of Marketo to Vista Equity Partners was in the best interest of Marketo and its shareholders," said Phil Fernandez, chairman and CEO of Marketo. "The acquisition will allow Marketo to continue to focus on customer success and to remain the independent category leader, continuing to set the agenda for product innovation and thought leadership for the entire digital marketing industry. It will also enable us to successfully deliver on the bold vision we recently set forth—to give tomorrow's marketers and the C-suite an ultra-high-scale enterprise platform for customer engagement."

        "Marketo is the clear leader in the marketing automation space and has consistently delivered innovative mission critical products to its more than 4,600 customers" said Brian Sheth, co-founder and President of Vista. "Given our proven track record and focus on investing in high-growth SaaS platforms, we are thrilled to partner with Phil and the broader Marketo team to help the company accelerate innovation, growth, and excellence."

        Marketo headquarters will remain in San Mateo. Closing of the deal is subject to customary closing conditions, including the approval of Marketo shareholders and antitrust approval in the United States. The transaction is expected to close in the third quarter of 2016.

        Morgan Stanley is serving as financial advisor to Marketo, and Wilson Sonsini Goodrich & Rosati is serving as legal advisor to Marketo. Vista's legal advisor is Kirkland & Ellis LLP.

About Marketo

        Marketo provides the leading engagement marketing software and solutions designed to help marketers develop long-term relationships with their customers—from acquisition to advocacy. Marketo is built for marketers, by marketers and is setting the innovation agenda for marketing technology. Marketo puts Marketing First. Headquartered in San Mateo, CA, with offices around the world, Marketo serves as a strategic partner to large enterprise and fast-growing small companies across a wide variety of industries. To learn more about Marketo's Engagement Marketing Platform, LaunchPoint® partner ecosystem, and the vast community that is the Marketo Marketing Nation®, visit www.marketo.com.

About Vista Equity Partners

        Vista, a U.S.-based private equity firm with offices in Austin, Chicago and San Francisco, with over $24 billion in cumulative capital commitments, currently invests in software, data and technology-based organizations led by world-class management teams with long-term perspective. Vista is a value-added investor, contributing professional expertise and multi-level support towards companies realizing their full potential. Vista's investment approach is anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions, and proven management techniques that yield flexibility and opportunity in private equity investing. For more information, please visit www.vistaequitypartners.com.

Additional Information and Where to Find It

        Marketo, Inc. ("Marketo") plans to file with the Securities and Exchange Commission (the "SEC"), and furnish to its stockholders a proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the "Merger"). The proxy statement described above will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION. Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo's Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo's Investor Relations page on its website at investors.marketo.com and clicking on the link titled "SEC Filings."

Participants in the Solicitation

        The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Marketo's directors and executive officers is also included in Marketo's proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2016. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

        This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," "intends," "forecasts," "should," "estimates," "contemplate," "future," "goal," "potential," "predict," "project," "projection," "may," "will," "could," "should," "would," "assuming" and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo's business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo's business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management's attention from Marketo's ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Marketo's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Marketo assumes no obligation to update any forward-looking statement contained in this press release.

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  Exhibit 99.1
Marketo Enters into Definitive Agreement to be Acquired by Vista Equity Partners for $1.79 Billion